                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e) (2)
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
              [ ] Soliciting Material Pursuant to (S) 240.14a-11(c)
                                or (S) 240.14a-12


                       OLD DOMINION INVESTORS' TRUST, INC.
                       -----------------------------------
                (Name of Registrant as Specified in its Charter)
                                 110 Bank Street
                             Suffolk, Virginia 23434

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid: ___________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
        2)  Form, Schedule or Registration No.:
        3)  Filing Party:
        4)  Date Filed:

                                     [LOGO]


                       OLD DOMINION INVESTORS' TRUST INC.
                                110 Bank Street
                            Suffolk, Virginia  23434
                                 (757) 539-2396


                               October ___, 2001


Dear Shareholder:

We are pleased to enclose the proxy statement for the November 28, 2001 annual shareholders meeting of Old Dominion Investors' Trust, Inc. (the "Fund").
Please take the time to read the proxy statement and cast your vote, because the proposals we are asking you to consider are important to the Fund and to you as a shareholder.

We are asking the shareholders to take several important actions at this meeting:

 . Elect each of the incumbent directors of the Fund to continue to serve as directors. These directors, who have each served as directors since at least 1994, are James F. Hope, Frank M. Rawls, Cabell B. Birdsong, Peter D. Pruden, III, William B. Ballard and E. Grier Ferguson.

 .  Approve a tax-free merger of the Fund into a Maryland corporation (the
   "Merger"). The Merger is designed to allow the Fund to take advantage of several provisions of Maryland corporate law, and should provide expense savings to the Fund in future years. The Merger will not change the Fund's investment advisor or underwriter, and after the Merger, you will continue to hold the same number of shares in the new Maryland corporation that you now hold in the Fund. The value of your investment immediately after the Merger will be the same as it was immediately before the Merger.

 . Approve a change in the Fund's fundamental investment policy that permits the Fund to purchase stock only of corporations listed on the New York Stock Exchange or the American Stock Exchange, in order to allow the Fund to purchase stock listed on the Nasdaq Stock Market. Many of today's successful companies choose to list their stock only on the Nasdaq Stock Market, and the Fund is presently forced to forego investment in these companies.

 . Approve a change in the Company's fundamental investment policy in order to allow the Fund to invest in money market mutual funds. This additional flexibility will provide the Fund with the ability to earn interest on its excess cash balances on a daily basis, and reduce the Fund's transaction fees.

 . Eliminate the Fund's fundamental investment policy that limits the Fund's investments in stock to companies that have paid dividends on their common stock for a continuous period of ten years. Many of today's successful corporations reinvest funds into their companies for growth and expansion purposes, and do not pay dividends on a regular basis. Although the Fund would continue to make the vast majority of its stock investments in companies that pay dividends, this change will enable greater flexibility in the management of the Fund.

Your Board of Directors believes that the reelection of the directors, the proposed Merger and the investment policy changes are in the best interests of the shareholders and has unanimously recommended that shareholders of the Fund vote for each director, for the Merger and for the policy changes. Should you have any questions, please feel free to call us at (757) 539-2396. We will be happy to answer any questions you may have.

I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,

/S/  James F. Hope

President
               This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for
                        distribution to prospective investors.

                      OLD DOMINION INVESTORS' TRUST, INC.

                                110 BANK STREET
                            SUFFOLK, VIRGINIA  23434
                                 (757) 539-2396


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 28, 2001


To the Shareholders:

The annual meeting of shareholders of Old Dominion Investors' Trust, Inc. (the "Fund") will be held at the Fund's offices located at 110 Bank Street, Suffolk, Virginia 23434, on November 28, 2001 at 4:00 p.m., local time, for the following purposes:

   (1) To reelect six directors for terms of one year each.

   (2) To consider and act upon a proposal to approve an Agreement and Plan of Merger that provides for the merger of the Fund into a Maryland corporation.

   (3) To amend the Fund's fundamental investment policies to allow the Fund to purchase stock of companies listed on the Nasdaq Stock Market.

   (4) To amend the Fund's fundamental investment policies to allow the Fund to invest in money market mutual funds.

   (5) To eliminate the Fund's fundamental investment policy that requires that the Fund make stock investments only in companies that have paid cash stockholder dividends for ten consecutive years.

   (6) To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

The Board of Directors has established October 1, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Only record holders of the shares of the Fund as of the close of business on that date will be entitled to vote at the meeting or any adjournments thereof. A list of shareholders entitled to vote at the meeting will be available at the Fund's office at 110 Bank Street, Suffolk, Virginia 23434, for a period of 10 days prior to the meeting and will also be available for inspection at the meeting itself. Whether or not you plan to attend the meeting in person, please vote your shares. You may vote in either of the following ways:


 .  By mail, with the enclosed proxy card and postage-paid envelope; or

 .  In person at the meeting.


     PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT. ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE FUND A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER OF YOUR SHARES TO VOTE PERSONALLY AT THE MEETING.

     By Order of the Board of Directors of Old Dominion Investors' Trust, Inc.

                              Cabell B. Birdsong,
                                   Secretary

Suffolk, Virginia
October ___, 2001

                      OLD DOMINION INVESTORS' TRUST, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                               NOVEMBER 28, 2001

                        SOLICITATION AND VOTING OF PROXY

This proxy statement is being furnished in connection with the solicitation by the Board of Directors of Old Dominion Investors' Trust, Inc. (the "Fund") of proxies to be used at a meeting of the shareholders of the Fund and at any adjournments thereof. This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about October ___, 2001.

The purpose of the meeting is to conduct the annual election of the Fund's directors, to consider a plan to merge the Fund (the "Merger") into a new Maryland corporation (the "Maryland Corporation") and to amend certain fundamental investment policies of the Fund. To accomplish the Merger, the Maryland Corporation has been incorporated and the Fund will be merged into the Maryland Corporation. A form of the Agreement and Plan of Merger is attached as Appendix A. Each shareholder will own the same number of shares of the Maryland Corporation immediately after the Merger as the number of Fund shares owned by the shareholder prior to the closing of the Merger. The Fund will continue to offer the same shareholder services. The Fund will also continue to operate under the name "Old Dominion Investors' Trust, Inc."

Shareholders of record of the Fund at the close of business on October 1, 2001 will be entitled to vote at the meeting or at any adjournments thereof. On that date, there were __________ shares of the Fund issued and outstanding.

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. The election of any director nominee will be based on a plurality of votes cast. The approval of the Merger requires the vote of two-thirds of the shares of the Fund entitled to vote. Approval of each of the changes in the Fund's fundamental investment policies will require the vote of a majority of the shares of the Fund entitled to vote, unless the shareholders fail to approve the Merger, in which event approval of each of these changes will require the vote of two-thirds of the shares of the Fund entitled to vote. The Merger will not take place unless the shareholders approve the proposed Merger. If the Merger is not approved by the Fund, the Fund will continue as a Virginia corporation.

For the purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that those persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but that have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the vote needed for approval of the proposals other than the election of directors.

If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies in favor of such an adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time and place, unless after the adjournment the Board of Directors shall fix a new record date for the adjourned meeting or the adjournment is for more than thirty days, notice of such adjourned meeting need not be given if the time and place to which the meeting shall be adjourned is announced at the meeting. At any adjourned meeting, the Fund may transact any business that might have been transacted at the original meeting.

Regardless of the number of shares of the Fund owned, it is important that shareholders be represented by proxy or present in person at the meeting. Shareholders are requested to vote in accordance with the instructions set forth on the enclosed proxy card or by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to any proposal, the shares will be voted in favor of the director nominees, in favor of the Merger and in favor of each of the proposed changes to the Fund's fundamental investment policies. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Directors of the Fund is not aware of any other matters to come before the meeting.

A proxy may be revoked at any time prior to its exercise by filing written notice of revocation with the Secretary of the Fund, by delivering to the Fund a duly-executed proxy bearing a later date, or by attending the meeting, filing a notice of revocation with the Secretary and voting in person. However, if you are a shareholder whose shares are not registered in your name, you will need additional documentation from the record holder of your shares to vote personally at the meeting.

In addition to the solicitation of proxies by mail, officers and employees of Investors' Security Company, Inc. or its affiliates may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Fund for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund. The cost of the solicitation of proxies will be borne by the Fund.

Except for Cabell B. Birdsong, the President of the Fund's investment advisor, no person is known by the Fund to own of record or beneficially own 5% or more of the shares of the Fund. As of October 1, 2001, the directors and officers of the Fund as a group owned beneficially less than ______ percent of the Fund's
outstanding shares.   See "Proposal 1. Election of Directors of the Meeting -
Securities Ownership of Certain Beneficial Owners."

A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO OLD DOMINION INVESTORS' TRUST, INC., 110 BANK STREET, SUFFOLK, VIRGINIA 23434. SHAREHOLDERS MAY ALSO CALL THE FUND COLLECT AT (757) 539-2396 TO REQUEST THESE REPORTS.

                       =================================

               PROPOSAL 1.  ELECTION OF DIRECTORS AT THE MEETING

Pursuant to the Fund's bylaws, the Board of Directors has established the number of directors of the Fund at no fewer than 5 and not greater than 9. Directors are elected for terms of one year each. Directors serve until their successors are elected and qualified. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Fund.

The nominees proposed for election at the meeting are Messrs. James F. Hope, Frank M. Rawls, Cabell B. Birdsong, Peter D. Pruden, III, William B. Ballard and
E. Grier Ferguson. The Board of Directors believes that the nominees will stand for election and will serve if elected. However, if any nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of the balance of the nominees named and for such other persons as may be designated by the present Board of Directors. Unless authority to vote for the Directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted for the election of each of the six nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees.

The following table sets forth, as of October 1, 2001, the names of the nominees, their ages, the year in which they became a Director of the Fund and their principal occupation during the past five years.


                                               POSITIONS HELD           PRINCIPAL OCCUPATIONS            DIRECTOR OF
NAME AND ADDRESS                    AGE        WITH THE TRUST          DURING THE PAST 5 YEARS         THE FUND SINCE
------------------------------    -------  ----------------------  -------------------------------  ---------------------
James F. Hope                        84     President & Director               Retired                       1954
704 Jones Street
Suffolk, Virginia  23434

Frank M. Rawls                       49           Director                 Attorney at Law                   1994
1235 Murphys Mill Road
Suffolk, Virginia  23434

Cabell B. Birdsong*                  66    Secretary & Treasurer,    President, Investors Security           1988
110 Bank Street                                   Director              Co., Inc. ("Investors")
Suffolk, Virginia  23434


Peter D. Pruden, III                 56        Vice President          Consultant, Smithfield                1979
826 Riverview Drive                               Director                    Companies
Suffolk, Virginia  23434


William B. Ballard                   73           Director                   Investments                     1976
1249 River Road
Suffolk, Virginia  23434

E. Grier Ferguson                    49           Director                 Attorney at Law                   1992
332 W. Constance Road
Suffolk, Virginia  23434


*As the sole shareholder and an officer and director of the Fund's investment advisor, Mr. Birdsong is an "interested person" as defined in the Investment Company Act of 1940 (the "Investment Company Act"). None of the other directors have, or has had during the past five years, any material or direct or indirect interest in Investors.

Meetings of the Board of Directors and Committees of the Board and Board and Officer Compensation

During 2000, the Board of Directors of the Fund held 12 meetings. No director of the Fund attended fewer than 75% in the aggregate of the total number of Fund's meetings and the total number of meetings of the Board committees on which the Directors sit.

The directors are paid $150 for each meeting of the Board of Directors. The Fund paid total Directors fees of $______ for the year-ended August 31, 2001. During the year ended August 31, 2001, no Director or officer of the Fund received remuneration from the Fund in excess of $60,000 for services in any capacity.

Since the beginning of the Fund's fiscal year ended August 31, 2001, no Director other than Mr. Birdsong has had any material interest, direct or indirect, in any material transactions or proposed material transaction in which Investors was a party.

Investors received, for its services to the Fund during the year ended December 31, 2001, total management fees of $___.

The Fund's only committee is its Investment Committee, which is comprised of Messrs. Hope, Ballard and Birdsong. The Investment Committee meets monthly to evaluate option transactions, and met 12 times during the year ended August 31, 2001.

Affiliate Transactions

Except for Cabell B. Birdsong, who is the sole shareholder and an officer and director of the Fund's investment advisor, none of the Fund's officers or directors has had any material interest, direct or indirect, in any material transaction with the Fund since the beginning of the Fund's most recently completed fiscal year.

Legal Proceedings

None of the directors of the Fund or any of their affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons.

Securities Ownership of Certain Beneficial Owners

The following table sets forth information about the Fund's shares beneficially owned by each director and executive officer, and by all directors and executive officers of the Fund as a group, as of October 1, 2001.


Name and Address of Beneficial Owner        Amount and Nature of     Percentage
                                            Beneficial Ownership     Ownership
James F. Hope
704 Jones Street                             8,198.349 shares
Suffolk, Virginia  23434

Frank M. Rawls
1235 Murphy Mill Road                          349.485 shares
Suffolk, Virginia  23434

Cabell B. Birdsong
110 Bank Street                             26,117.045 shares
Suffolk, Virginia  23434

Peter D. Pruden, III
826 Riverview Drive                          2,758.741 shares
Suffolk, Virginia  23434

William B. Ballard
1249 River Road                                326.000 shares
Suffolk, Virginia  23434

All directors and executive officers        37,749.620 shares
as a group (6 persons)

                           ==========================

                PROPOSAL 2.  APPROVAL OF THE MERGER OF THE FUND
                        INTO A NEW MARYLAND CORPORATION


Reasons for the Merger.

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to change the state of incorporation of the Fund from Virginia to Maryland. The primary purpose of this change is to eliminate the requirement that the Fund hold annual shareholders meetings.
Under the Investment Company Act, the principal federal law that governs the Fund, the Fund is only required to hold meetings of shareholders (1) in order to approve the Fund's investment advisory agreement and material amendments to that agreement; (2) to permit the shareholders to vote on changes to fundamental investment policies of the Fund, and (3) to elect directors of the Fund whenever fewer than 50% of the directors of the Fund have been previously elected directly by the shareholders. Even if the reorganization of the Fund is approved, the Fund would continue to hold shareholder's meetings when necessary in order to comply with these requirements. However, notwithstanding the fact that the Investment Company Act provides for shareholders meetings in relatively few circumstances, the Virginia corporate law that now applies to the Fund does not provide the Fund with any exemption from the annual shareholders meeting requirement that applies to all Virginia corporations. By comparison, the Maryland corporate statute contains a special provision applicable to investment companies such as the Fund, which permits the Fund to opt out of the annual shareholders meeting requirement, and hold meetings only when they are required by the Investment Company Act.

Almost all mutual funds are organized as Maryland corporations or as Delaware or Massachusetts business trusts. For a mutual fund such as the Fund, the cost of holding annual shareholders meetings, when they would not otherwise be required by the law that applies to all mutual funds, is relatively expensive. The Fund has more than _____ shareholders, and holding an annual meeting requires the Fund to incur the legal, printing and other costs necessary to prepare a proxy statement, mail the proxy statement to all of the shareholders, solicit the shareholders in order to ensure that a quorum is present at the meeting and that the actions to be taken at the meeting will be approved, and provide a physical location for the meeting. Preparing for and holding an annual shareholders meeting also imposes costs on the Fund and its managers in the form of the administrative time spent to prepare for the meeting.

In order to avoid these costs, and put the Fund on the same footing as most other mutual funds, the Board of Directors of the Fund is recommending that the shareholders approve a merger of the Fund into a new Maryland corporation that has been recently established by the Fund. Subject to approval by the shareholders of the Fund, the Fund and the Maryland corporation have entered into a Merger Agreement that provides for the merger of the Fund into the Maryland Corporation. The Board of Directors of the Fund and the Board of the Directors of the Maryland Corporation each approved the Merger Agreement effective September ___, 2001. A copy of the Merger Agreement is attached as Exhibit A to this Proxy Statement.

Consequences of the Merger.

The Board of Directors believes that the Merger would not result in any material change in the day-to-day operations of the Fund. As a result of the Merger:

 .  The name of the Fund would remain the same.

 . All assets and liabilities of the Fund would automatically become the assets and liabilities of the newly-merged entity.

 . Each outstanding share of the Fund would be automatically converted into a share of the Maryland Corporation.

 . Each certificate representing shares of the Fund will continue to represent the same number of shares of the Maryland Corporation and would not need to be exchanged for a new certificate unless the shareholder desires a new certificate.

 . The Fund would have the same investment objectives, the same investment restrictions (subject to the approval of the recommended amendments described in this Proxy Statement), the same investment adviser and underwriter, the same transfer agent and the same auditors as the Fund.

 .  The investments of the Fund would continue to be supervised by Investor's
   Security Company, Inc. No change would be made to the advisory contract previously approved by the shareholders of the Fund, and because of the nature of the Merger, the Maryland Corporation and Investor's Security Company, Inc. would continue to be bound by that agreement on the same basis as immediately prior to the Merger. The advisory fees payable to Investor's Security Company, Inc. would be the same as immediately prior to the Merger.

 .  The Fund would continue to operate on a fiscal year ending on August 31.

 .  The Fund would continue to have the same dividend and distribution policy.
   After the closing of the Merger, shareholders to the Fund who currently have dividends reinvested will continue to have dividends reinvested, and shareholders who currently have capital gains reinvested will continue to have capital gains reinvested.

 . The Fund would continue to offer the same shareholder services as immediately prior to the Merger.


Effecting the Merger.

The Merger will occur on a closing date following shareholder approval. The Merger is subject to a number of conditions set forth in the Agreement and Plan of Merger (the "Merger Agreement"). Certain of these conditions may be waived by the Board of Directors. The only significant condition that cannot be waived is the approval of the Merger Agreement by the shareholders of the Fund. The Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Fund prior to the closing date, by the Board of Directors. In addition, the Merger Agreement may be amended by the Board of Directors. However, the Merger Agreement may not be amended subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Fund without shareholder approval.

The Merger Agreement provides that upon the Merger:

 . the directors of the Maryland Corporation will be identical to the directors of the Fund; and

 . Briggs, Bunting, & Dougherty, L.L.P. will serve as the independent accountants for the Maryland Corporation.

Federal Income Tax Consequences

The Fund has been advised that:

 .  the Merger will constitute a "reorganization" within the meaning of Section
   368 of the Code; and

 . no gain or loss will be recognized by shareholders of the Fund upon the Merger.

The Fund has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization.

Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Fund should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

Certain Comparative Information About the Fund and the Maryland Corporation

The following is a summary of certain differences between and among the articles of incorporation and bylaws of the Fund and the articles of incorporation and bylaws of the Maryland Corporation. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the articles of incorporation and bylaws of the Fund and of the Maryland Corporation are available to shareholders without charge upon written request.

General. The Fund was organized as a Virginia corporation in 1951. It is currently governed by Articles of Incorporation dated July 19, 1951, as amended (the "Virginia Charter"). As a Virginia corporation, the Fund's operations are currently governed by the Virginia Charter and applicable Federal and Virginia law. The Maryland Corporation was organized as a Maryland corporation in September 2000. The Maryland Corporation's operations will be governed by Articles of Incorporation (the "Maryland Charter") and applicable Federal and Maryland law.

Election of Directors. Under the Virginia Charter, the Fund is required to hold annual shareholders meetings at which the shareholders have an opportunity to elect the entire Board of Directors of the Fund. Under the Maryland Charter, the shareholders will be entitled to elect directors of the Fund at meetings of the shareholders of the Fund only to the extent required by the Investment Company Act. Under the Investment Company Act, such elections must be held only when fewer than 50% of the directors of the Fund have been previously elected at meetings of the shareholders.

Issuance of Shares. Under the Virginia Charter, the Fund is authorized to issue up to 500,000 shares, with a par value of $12.50 per share. Under the Maryland Charter, the Corporation will be authorized to issue up to one million shares, with a par value of $.01 per share. The reason for the difference in par value is to minimize the charter fees that the Fund will be required to pay to the State of Maryland. The difference in par value will not have any economic effect on the shareholders of the Fund. The reason for the increase in the number of authorized shares in the Fund is to give the Fund the flexibility to have shares available for additional purchases in the Fund.

Meeting Quorum. Under Virginia law, a quorum for a meeting of stockholders of the Fund requires the presence of the holders of a majority of the Fund's outstanding shares. Maryland law permits a corporation to establish a minimum quorum of one-third of a corporation's shares, and the Maryland Charter contains a provision effecting this lower quorum requirement.

Approval of Future Mergers, Asset Sales and Amendments to the Maryland Charter. Under Virginia law, the approval of the holders of two-thirds of the outstanding shares of the Fund is required in order for the Fund to take certain actions, including entering into a merger, a sale of substantially all of the assets of the Fund, or the amendment of the Virginia Charter. Maryland law permits a corporation to provide in its articles of incorporation that a corporation may take these actions if approved by the owners of not less than a majority of its outstanding shares, and the Maryland Charter contains provisions that will allow these actions to be taken in the future by a majority, rather than a two-thirds, vote.

Limitations on Liability. Virginia law permits a corporation to limit the liability of its directors for actions taken in their capacity as directors, except to the extent those actions arise out of willful misconduct or a knowing violation of criminal law or securities laws. The Virginia Charter does not contain a provision giving effect to this limitation of liability, however, because the statutory provision that permits this limitation was enacted in the 1980's and the Virginia Charter has not been changed to add the limitation. The Maryland Charter contains a provision giving effect to a similar provision under Maryland law, which provides that directors and officers are free from monetary liability to the Fund except to the extent that the liability arises out of benefits improperly received by the directors and officers, or an act that is found to be the result of active and deliberate dishonesty.

Indemnification of Officers and Directors. The Virginia corporate statute provides for circumstances in which a corporation such as the Fund is required to indemnify its officers and directors, and also provides for certain other circumstances in which a corporation is permitted to provide indemnity and advance certain expenses. Provisions giving effect to the discretionary indemnity or the advancement of expenses are not included in the Fund's Virginia Charter and related bylaws, because those documents predate the Virginia statutory provisions that make such indemnification possible. The bylaws of the Maryland Corporation give effect to the full range of indemnification permitted by Maryland corporate law by providing that officers and directors will be indemnified to the fullest extent permitted by law, and that the Maryland Corporation will be required to advance expenses to officers and directors in connection with this indemnification.

Derivative Suits. A Maryland rule of procedure permits a corporation or requires a plaintiff to provide security for costs in a shareholder derivative action instituted by a holder of shares aggregating less than $25,000 in market value, and constituting less than 5% of the outstanding shares of a corporation. Virginia does not have a similar provision.

Inspection of Books and Records. Under the Maryland statute, request to inspect a corporation's books of account and stock ledger may be made only by a shareholder or shareholders who have held shares of record for six or more months or who, in the aggregate, hold at least 5% of the corporation's outstanding stock. The Virginia statute permits any shareholder to request such an inspection.

Inclusion of Investment Policies in Charter. The investment policies of the Fund are presently included in the Virginia Charter. The Investment Company Act does not require these policies to be included in the corporate documents of the Fund, and accordingly, after the Merger, the investment policies will represent matters of policy adopted by resolution of the Board of Directors, but will not be included in the Maryland Charter. This distinction will not have any effect on the rights of the shareholders under the Investment Company Act to approve any future changes to the fundamental investment policies of the Fund, but will eliminate the need for the Fund, when and if such approval is received, to make the administrative filings necessary to effect changes to the Maryland Charter.

The foregoing does not list all the differences between the corporate statutes of Virginia and Maryland. However, the Board of Directors of the Fund does not believe that the other differences are of material significance to the shareholders of the Fund.


                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                      THE SHAREHOLDERS APPROVE THE MERGER.

                         =============================

                PROPOSAL 3.  PROPOSAL TO AMEND INVESTMENT POLICY
                 LIMITING STOCK INVESTMENTS TO COMPANIES LISTED ON THE NEW YORK OR THE AMERICAN STOCK EXCHANGE AND ALLOW INVESTMENTS IN STOCKS LISTED ON THE
                              NASDAQ STOCK MARKET

One of the investment policies provided for in the Fund's charter restricts the Fund from investing in the stock of any corporation that is not listed on the New York Stock Exchange or the American Stock Exchange. The Fund was established in 1951, long before the National Association of Securities Dealers created the predecessor of the Nasdaq Stock Market in 1971. Although the Nasdaq market began as a mechanism to permit over-the-counter stocks to be traded, it has changed over the past 29 years to a viable and strong marketplace with stringent listing standards similar to those applied by the major stock exchanges such as the New York Stock Exchange and the American Stock Exchange. In the past, public companies would often begin by making their stock available for trading on the Nasdaq market, and after appropriate growth, would move to one of the major stock exchanges. Today, however, many of the largest and most successful companies in the stock market make their stock available only through the Nasdaq Stock Market, and are unlikely to move their listing to one of the major exchanges.

The current investment policy prevents the Fund from investing in some of the most attractive and well-known companies in the marketplace simply because those companies have not chosen to list their stock on the New York Stock Exchange or the American Stock Exchange. Management of the Fund believes that it is in the best interests of the Fund and the shareholders to add to the Fund's fundamental investment policies the option to invest in securities that meet the stringent listing standards of the Nasdaq Stock Market. An amendment to this investment policy would not permit the Fund to invest in Nasdaq and other over-the-counter-markets that do not apply these listing standards, but would be limited to the companies that meet the listing standards of the Nasdaq Stock Market, which is Nasdaq's premier listing.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT
  OF THE FUND'S INVESTMENT POLICY LIMITING STOCK INVESTMENTS TO NEW YORK STOCK EXCHANGE AND AMERICAN STOCK EXCHANGE LISTED COMPANIES TO PERMIT INVESTMENTS IN
                  COMPANIES LISTED ON THE NASDAQ STOCK MARKET.

                          ============================

             PROPOSAL 4.  PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL
               INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST IN
                       CERTAIN MONEY MARKET MUTUAL FUNDS

The Fund presently uses a repurchase agreement to invest the Fund's excess cash balances on a weekly basis and in short-term government and government agency securities. Because of the nature of this arrangement, management of the Fund also leaves a certain amount of the Fund's cash assets uninvested in order to provide the cash necessary to meet the Fund's liquidity needs for redemption or for strategic purposes such as purchases of equity securities.

Management of the Fund has determined that it would be able to improve the return to the Fund's shareholders on the Fund's cash balances, as well as reduce the Fund's expenses, if the Fund were permitted to invest in money market mutual funds that invest in U.S. Government bonds and bonds issued by agencies. It would be the intention of management to invest the Fund's cash balances in a fund that would be swept daily, thereby permitting the Fund's investments to earn dividends in the money market fund, rather than remaining dormant until the weekly sweep in connection with the repurchase mechanism now being used. The Fund would also be able to save the costs involved in using the weekly repurchase, because no fee would be payable by the Fund with respect to the daily sweeping of the Fund's cash balances. Management of the Fund intends to invest in a money market mutual fund that invests in government and government agency short-term obligations similar to those that underlie the repurchase agreements now used by the Fund.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT
  OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST IN
                           MONEY MARKET MUTUAL FUNDS.

                         =============================

           PROPOSAL 5.  PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL
                INVESTMENT POLICY REQUIRING THAT THE FUND INVEST
       ONLY IN STOCKS OF COMPANIES THAT PAY DIVIDENDS ON A CURRENT BASIS

Since the Fund's inception, the Fund has been required to make stock investments only in companies that have a 10 consecutive year history of paying dividends on their common stock. Management believes that this limitation is unduly restrictive, and prevents the Fund from investing in many well-run companies. The managements of many public companies have determined that it is in the best interests of their shareholders to attempt to increase overall shareholder wealth by reinvesting excess funds in order to implement their business plans. Management believes that it should have the ability to allow the Fund to invest in companies that management determines have potential for significant capital appreciation, even if those companies do not have a lengthy dividend paying history, if any. If this policy is eliminated, management expects that it will continue to make most of its stock investment in companies that have dividend payment histories. However, Management also believes that amending the policy will not substantially reduce the ability of the Fund to make distributions of income to the Fund's shareholders, because the most significant source of those payments in recent years has been the income generated by the Fund from selling call options on a portion of the Fund's investments. Management believes that by allowing the Fund to invest in stocks that provide significant growth opportunities, it will be able to better manage the Fund for the benefit of the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY REQUIRING THE FUND TO
    INVEST IN STOCKS ONLY OF COMPANIES THAT PAY DIVIDENDS ON A CURRENT BASIS



                       INVESTMENT ADVISER AND UNDERWRITER

Investors is the Fund's investment advisor and managing underwriter.

                                 OTHER BUSINESS

The Board of Directors of the Fund knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

                                   EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated as of September ____, 2001 (the "Agreement"), is by and between Old Dominion Investors' Trust, Inc., a Virginia corporation (the "Merging Fund"), and Old Dominion Investors' Trust, Inc. a Maryland corporation wholly-owned by the Merging Fund (the "Surviving Fund").

                                  WITNESSETH:

     WHEREAS, the Board of Directors of the Merging Fund has determined that it is in the best interests of the Merging Fund and its stockholders for the Merging Fund to merge the Merging Fund with and into the Surviving Fund, with the Surviving Fund as the surviving corporation (the "Merger");

     WHEREAS, the Board of Directors of the Surviving Fund has unanimously approved the Merger and deems it in the best interests of its sole shareholder;

     WHEREAS, as of the date of this Agreement, the authorized capital stock of the Merging Fund is 500,000 shares of common stock, par value $12.50 per share (the "Merging Fund Common Stock); and

     WHEREAS, as of the date of this Agreement, the authorized capital stock of the Surviving Fund consists of 1,000,000 shares of common stock, par value $.01 per share (the "Surviving Fund Common Stock"), of which 100 shares are issued and outstanding and owned by the Merging Fund;

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained and for other good and valuable consideration, and intending to be legally bound, the parties hereto agree as follows:

     1.   MERGER

          1.1 The Merger. At the Effective Time (as defined in Section 1.3 below), the Merging Fund shall be merged with and into the Surviving Fund under the terms of this Agreement and in accordance with the provisions of the Maryland General Corporation Law (the "Maryland Act") and the Virginia Stock Corporation Act (the "Virginia Act"), and the separate existence of the Merging Fund shall cease and the Surviving Fund shall continue as the surviving corporation (the "Surviving Corporation") in accordance with the provisions of the Maryland Act.

          1.2   Effects of the Merger.

                a. Generally. The Merger shall have the effects as provided under the Maryland Act and the Virginia Act and other applicable law.

                b. Articles of Incorporation and Bylaws. The Articles of Incorporation of the Surviving Fund as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation. The Bylaws of the Surviving Fund as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

                c. Board of Directors; Officers. At the Effective Time, the Board of Directors of the Surviving Corporation shall be identical to the Board of Directors of the Surviving Fund and the officers of the Surviving Corporation shall be identical to the officers of the Surviving Fund, in each case until their respective successors have been duly elected or appointed and qualified and subject to the Articles of Incorporation and Bylaws of the Surviving Corporation.

                d. Independent Accountants. At the Effective Time, Briggs, Bunting & Dougherty, L.L.P. will be deemed to continue as the independent accountants for the Surviving Fund.

          1.3 Effective Time. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article 3 of this Agreement, the parties shall file with each of the Maryland State Department of Assessments and Taxation and with the State Corporation Commission of the Commonwealth of Virginia Articles of Merger (such Articles of Merger, the "Merger Documents") executed in accordance with the relevant provisions of the Maryland Act and the Virginia Act, respectively. The Merger shall become effective at such time as the Merger Documents are duly filed with the Maryland State Department of Assessments and Taxation and the State Corporation Commission of the Commonwealth of Virginia, as applicable, or at such other time as is permissible in accordance with the Maryland Act and the Virginia Act and as the Merging Fund and the Surviving Fund shall agree and as specified in the Merger Documents (the time the Merger becomes effective is the "Effective Time").

     2.   EFFECT OF THE MERGER ON THE SECURITIES OF THE CONSTITUENT CORPORATIONS

          2.1 Exchange of Merging Fund Preferred Stock. At the Effective Time, each share (including fractional shares) of the Merging Fund Common Stock issued and outstanding immediately prior to the Effective Time, including the right to receive all accrued but undeclared and unpaid dividends thereon, shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be an issued and outstanding share of the Merging Fund Common Stock and shall automatically become and be exchanged for identical number of fully paid and non-assessable shares of the Surviving Fund Common Stock.

          2.2 Cancellation of the Surviving Fund Common Stock. At the Effective Time, each share of the Surviving Fund Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be an issued and outstanding share of the Surviving Fund Common Stock and shall be surrendered to the Surviving Fund for cancellation and cancelled, and no additional shares of the Surviving Fund Common Stock or any other consideration shall be issued or paid therefor.

          2.3   Exchange of Certificates.

                a. Payment Agent. Prior to the Effective Time, the Merging Fund shall appoint a payment agent (the "Payment Agent") to act as the Merging Fund's agent for the issuance of the Surviving Fund Common Stock to holders of Merging Fund Common Stock.

                b. Merging Fund Preferred Stock. After the Effective Time, holders of a certificate or certificates theretofore evidencing issued and outstanding shares of Merging Fund Common Stock shall be required to exchange such certificates for one or more certificates representing the number of shares of the Surviving Fund Common Stock for which such shares were exchanged by virtue of the Merger. As soon as practicable after the Effective Time, the Payment Agent shall mail to the holders of record of certificates that immediately prior to the Effective Time represented outstanding shares of Merging Fund Common Stock, letters of transmittal (which will specify that delivery will be effected, and risk of loss and title to such certificates will pass, only upon proper delivery of such certificates to the Payment Agent and shall be in such form and have such other provisions as the Payment Agent may reasonably specify), and instructions for use in effecting the surrender of the certificates representing such shares of the Merging Fund Common Stock in exchange for the shares of the Surviving Fund Common Stock deliverable in respect thereof as a result of the Merger. Upon surrender to the Payment Agent of a certificate or certificates formerly representing shares of Merging Fund Common Stock and acceptance thereof by the Payment Agent, the holder thereof shall be entitled to receive a certificate or certificates representing the shares of the Surviving Fund Common Stock for which such shares of the Merging Fund Common Stock, formerly represented by such surrendered certificate or certificates, shall have been exchanged at the Effective Time pursuant to the Merger.

                c. Procedure. The Payment Agent shall accept certificates in respect of Merging Fund Common Stock upon compliance with such reasonable terms and conditions as the Payment Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there shall be no further transfer on the records of the Merging Fund of certificates representing shares of Merging Fund Common Stock and if such certificates are presented to the Merging Fund for transfer, they shall be canceled against delivery of certificates representing shares of the Surviving Fund Common Stock allocable to the shares of Merging Fund Common Stock represented by such certificate or certificates. If any certificate representing shares of the Surviving Fund Common Stock is to be issued to a name other than that in which the certificate for the Merging Fund Common Stock, surrendered for exchange is registered, it shall be a condition of such exchange that the certificates so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Merging Fund any transfer or other taxes required by reason of the issuance of certificates in a name other than that of the registered holder of the certificates surrendered, or establish to the satisfaction of the Merging Fund that such tax has been paid or is not applicable.

                d. No Liability. No party to this Agreement shall be liable to any person or entity in respect of any amounts paid or delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                e. Lost Certificates. In the event any certificate or certificates formerly representing the Merging Fund Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or certificates to be lost, stolen or destroyed, and if required by the Surviving Corporation and the Payment Agent, the posting by such person of a bond in such amount as the Surviving Corporation may reasonably require as indemnity against any claim that may be made against it with respect to such certificate, the Payment Agent will issue in exchange for such lost, stolen or destroyed certificate the consideration deliverable in respect thereof as determined in accordance with this Article 2.

     3.   CONDITIONS.

          The obligations of the parties hereto to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of each of the following conditions:

          3.1 Board Approval. The Boards of Directors of each of the Merging Fund and the Surviving Fund shall not have revoked their approval and authorization of this Agreement and the transactions contemplated hereby.

          3.2 Shareholder Approval. The Merger, this Agreement and the transactions contemplated hereby shall have been duly approved by the requisite vote of the holders of the Merging Fund Common Stock. In addition, the Merger, this Agreement and the transactions contemplated hereby shall have been duly approved and adopted by the Merging Fund as the sole holder of the Surviving Fund Common Stock.

          3.3 No Injunction or Proceeding. No preliminary or permanent injunction, temporary restraining order or other decree of a court, legislature or other agency or instrumentality of federal, state or local government (a "Governmental Entity") shall be in effect, no statute, rule or regulation shall have been enacted by a Governmental Entity and no action, suit or proceeding by any Governmental Entity shall have been instituted or threatened, which prohibits the consummation of the Merger or challenges in any material respect the transactions contemplated hereby.

          3.4 Consents. Other than filing the Merger Documents, all consents, approvals and authorizations of and filings with Governmental Entities required for the consummation of the transactions contemplated hereby shall have been obtained or effected and/or filed.

          3.5 Other Approvals. All other consents and approvals and the satisfaction of all other requirements that are necessary, in the opinion of the Merging Fund and its counsel, for the consummation of the Merger and other transactions contemplated by this Agreement shall have been obtained.

     4.   TERMINATION; AMENDMENT

          4.1 Termination of Agreement. This Agreement may be terminated by the Merging Fund at any time prior to the Effective Time if for any reason consummation of the transactions contemplated hereby is inadvisable in the sole discretion of the Merging Fund's Board of Directors. Such termination shall be effected by the written notice of the Merging Fund to the Surviving Fund. Upon the giving of such notice, this Agreement shall be terminated and there shall be no liability hereunder or on account of such termination on the part of the Merging Fund or the Surviving Fund or their respective directors, officers, employees, agents or stockholders.

          4.2 Amendment. This Agreement may be amended or modified at any time by mutual written agreement of the parties (a) in any respect prior to the approval hereof by the shareholders of the Merging Fund entitled to vote hereon, and (b) in any respect subsequent to such approval, provided that any such amendment or modification subsequent to such approval shall not (i) change the method of exchanging the issued and outstanding Merging Fund Common Stock into shares of the Surviving Fund Common Stock, (ii) alter or change any provision of the Articles of Incorporation of the Surviving Corporation that would require the approval of its shareholders, or (iii) otherwise take any action that could have a material adverse effect on the shareholders of the Merging Fund.

     5.   MISCELLANEOUS

          5.1 Successors. This Agreement shall be binding on the successors of each of the Merging Fund and the Surviving Fund.

          5.2 Counterparts. This Agreement may be executed in one or more counterparts and by each party on a separate counterpart, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

          5.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflicts of laws or principles thereof.

          5.4 No Third Party Beneficiaries. Except as provided in Section 2.5, nothing in this Agreement is intended to confer upon any person or entity not a party to this Agreement any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the Boards of Directors of each of the parties hereto have approved this Agreement and the duly authorized officers of each have executed this Agreement on their behalf as of the day and year first above written.



                                        OLD DOMINION INVESTORS' FUND, INC.,
                                        a Virginia corporation

                                        By:___________________________________
                                           Name:
                                           Title:



                                        OLD DOMINION INVESTORS' FUND, INC.
                                        a Maryland corporation

                                        By:___________________________________
                                           Name:
                                           Title:

                      OLD DOMINION  INVESTORS' TRUST, INC.
                                110 Bank Street
                            Suffolk, Virginia  23434

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 28, 2001

                                     PROXY

The undersigned shareholder of Old Dominion Investors' Trust, Inc. (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes the Board of Directors of the Fund, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the annual meeting of shareholders of the Fund to be held on November 28, 2001 at 4:00 p.m., and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. Prompt voting by shareholders will avoid the costs associated with further solicitation.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each of the director nominees and "FOR" each proposal. If no direction is made for the director election or for any proposals, this proxy will be voted "FOR" all nominees and "FOR" any and all such proposals.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE FUND, WHICH RECOMMENDS A VOTE "FOR" EACH OF
                           THE DIRECTOR NOMINEES AND
                          "FOR" EACH OF THE PROPOSALS

                                 ACCOUNT NUMBER:
                                     SHARES:
                                  CONTROL NO.:

        TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

1.  To elect as directors the following         For (except as marked to      Withhold Authority     Instructions:  To withhold
    nominees:                                        the contrary)                                   your vote for any individual
    - James F. Hope                                                                  [ ]             nominee, write that nominee's
    - Frank M. Rawls                                      [ ]                                        name on the line provided
    - Cabell B. Birdsong                                                                             below:
    - Peter D. Pruden, III                                                                           _____________________________
    - William B. Ballard                                                                             _____________________________
    - E. Grier Ferguson


2.  To approve an Agreement and Plan of                   For                      Against                      Abstain
    Merger that provides for the                          [ ]                        [ ]                          [ ]
    reorganization of Old Dominion Investors
    Trust, Inc. as a Maryland Corporation

3.  To amend the Fund's fundamental                       For                      Against                      Abstain
    investment policies to permit the Fund                [ ]                        [ ]                          [ ]
    to purchase stock of companies listed on
    the Nasdaq Stock Market.

4.  To amend the Fund's fundamental                       For                      Against                      Abstain
    investment policies to allow the Fund to              [ ]                        [ ]                          [ ]
    invest in money market mutual funds.

5.  To eliminate the Fund's fundamental                   For                      Against                      Abstain
    investment policy that requires that the              [ ]                        [ ]                          [ ]
    Fund make stock investments only in
    companies that have paid cash
    stockholder dividends for ten
    consecutive years.

6.  To transact such other business as                    For                      Against                      Abstain
    properly may come before the meeting or               [ ]                        [ ]                          [ ]
    any adjournment thereof.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE ANNUAL MEETING OF THE SHAREHOLDERS.

Date:  __________________, 2001



____________________________
       Signature



____________________________
       Signature